SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                                    |X|

Filed by a party other than the registrant                 |_|

Check the appropriate box:

|X|      Preliminary proxy statement
|_|      Definitive proxy statement
|_|      Definitive additional materials
|_|      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               THE FLEX-PARTNERS
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):   N/A


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                                                              PRELIMINARY COPY
LOGO

                               THE FLEX-PARTNERS
                                 THE TAA FUND
                                 THE BTB FUND
                            THE INSTITUTIONAL FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held April 18, 1997

         A Special Meeting of Shareholders of the captioned Funds (each a "Fund" and collectively the "Funds"), each a series of The Flex-Partners (the "Trust"), will be held on April 18, 1997 at the offices of the Trust, 6000 Memorial Drive, Dublin, Ohio 43017, at 9:00 A.M. for the purpose of considering and acting on the following proposals by the Board of Trustees of the Trust (the "Fund Trustees"):

FOR SHAREHOLDERS OF ALL FUNDS:

(1)  To elect Fund Trustees.

(2) To ratify the selection of KPMG Peat Marwick, LLP ("Peat Marwick") as the independent certified public accountants of the Trust.

FOR SHAREHOLDERS OF EACH FUND:

(3) With respect to each Fund's corresponding open-end management investment company (each a "Portfolio") having substantially the same investment objective, policies and restrictions as such Fund, to authorize the Trust to vote at a meeting of holders of interests in such Portfolio to (A) elect Trustees of the Portfolio and (B) ratify the selection of Peat Marwick as the independent certified public accountants of the Portfolio.

FOR SHAREHOLDERS OF THE INSTITUTIONAL FUND:

(4) To eliminate an investment restriction of this Fund and its corresponding Portfolio to permit them to invest in other money market funds.


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FOR SHAREHOLDERS OF THE BTB FUND:

(5) With respect to this Fund's corresponding Utilities Stock Portfolio, to authorize the Trust to vote at a meeting of holders of interests in such Portfolio to approve amending the Investment Subadvisory Agreement to adopt a new compensation schedule for the Portfolio's Subadviser.

         The transfer books will not be closed, but only those shareholders of record at the close of business on February 21, 1997 will be entitled to vote at the meeting.

         Shareholders are cordially invited to attend the meeting in person. If you plan to attend, please so indicate on the enclosed proxy card(s) and return same promptly in the enclosed envelope. Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY CARD(S) AND RETURN SAME PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

By order of the Board of Trustees
Robert S. Meeder, Sr., President

Dublin, Ohio
March 1, 1997

                    PLEASE RETURN PROXY CARD(S) IMMEDIATELY
                  TO PREVENT ADDITIONAL SOLICITATION EXPENSE


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                                PROXY STATEMENT
                              GENERAL INFORMATION

         This proxy statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Fund Trustees") of The Flex-Partners (the "Trust") to be used at a Special Meeting (the "Meeting") of the shareholders of the three series funds of the Trust (each a "Fund" and collectively the "Funds"). The Meeting will be held at the offices of the Trust, 6000 Memorial Drive, Dublin, Ohio 43017 on April 18, 1997 at 9:00 A.M. for the purpose set forth in the accompanying notice of meeting and relating, among other things, to meetings of holders of interests in the three corresponding Portfolios (each a "Portfolio" and collectively the "Portfolios") of the Funds. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Trust at the foregoing address, which is also the mailing address of the Trust, each Fund and each Portfolio. Solicitation of proxies is being made by the mailing of these proxy materials on or about March 1, 1997 to shareholders of record at the close of business on February 21, 1997 (the "Record Date"). On the Record Date, the numbers of shares of beneficial interest of each Fund outstanding and entitled to vote at the Meeting were: TAA Fund--__________; BTB Fund--__________; and Institutional Fund--__________. On the Record Date, all Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Trust. Shareholders of record at the close of business on the Record Date will be entitled to one vote for each share held. If an accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy.

         This is a joint proxy statement and is being used to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, since many shareholders own shares of more than one Fund, to avoid burdening shareholders with multiple proxy statements. Proposals 1 and 2 described below relate to all of the Funds and shareholders of all Funds will vote together on these proposals. Proposal 3 relates to each of the Funds. Shareholders of each Fund will vote separately on Proposal 3, and the Trust will cast its votes at the upcoming meeting of each Portfolio with respect to the subject matter of Proposal 3 in proportion to the votes for each Portfolio's corresponding Fund. Proposal 4 will be voted on only by shareholders of the Institutional Fund and Proposal 5 will be voted on only by shareholders of the BTB Fund. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of shares.

                           COMMON BOARD OF TRUSTEES

         Proposals 1 and 3(A) would, if approved, implement the unanimous recommendation of the Fund Trustees and the Trustees of each Portfolio (the "Portfolio Boards" or the "Portfolio Trustees") that the Trust and the Portfolios share the same persons as Trustees. The Trust was organized in 1992 as a complement to the Flex-funds, a series trust which has been offering its funds to the public since 1985. In mid-1991, when the Flex-funds had four series funds, it had converted to a master/feeder structure in which, rather


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than continuing directly to invest each fund's assets, such assets were invested in a corresponding portfolio with the objective of realizing certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may therefore achieve a lower ratio of operating expenses to net assets, as well as other potential benefits. No such economies of scale or other benefits were anticipated following the conversion unless other investors (i.e., "feeder" funds) joined a Flex-funds fund and invested in the same Portfolio.

         A primary purpose in organizing the Flex-Partners trust was to create a source of additional feeder funds which would have the same investment objectives as their Flex-funds counterparts but would be offered and sold through different distribution channels. Since 1992, three Flex-Partners feeder funds have been organized and a fourth and fifth are in process. The Boards of the Flex-Partners and Flex-funds Trusts and of the Portfolios believe that the conversion to the master/feeder structure is producing the anticipated economies and other benefits, at least for those Funds whose Portfolios have more than one feeder fund.

         When the conversion to a master/feeder structure was decided upon, the structure was relatively new and untested. Because of certain unsettled legal and/or regulatory issues, the Flex-Partners and Flex-funds Trusts were advised that it would be prudent to have at least a majority of the persons serving on the Board of a Portfolio be different from a majority of the persons who served on either Trust Board. This was done. However, the Boards of the Flex-Partners and Flex-funds Trusts were not so constrained and since 1992 have shared a common majority of Trustees. As a result, Flex-Partners currently has six Trustees, Flex-funds has five Trustees and four of such persons are common to the two Boards. In addition, only one such Trustee also serves as a Portfolio Trustee. Each Portfolio has a board of five Trustees and the same five individuals serve on all five Portfolio boards. Thus eleven persons comprise all the Trustees of the two Trusts and the Portfolios. In effect, the Trust, Flex-Partners and the Portfolios are a single mutual fund complex organized in a master/feeder structure (the "Complex") for mutual advantage.

         Because of the commonality of interests of the entities in the Complex, meetings of each entity's board of trustees are held at the same time and place as the meetings of the other entities' boards of trustees. The minutes of these meetings are also combined documents so that only one set of minutes serves for all entities.

         As the Trustees have become more familiar with the master/feeder structure and as the structure itself has become not only more accepted by the mutual fund industry and those governmental entities responsible for its regulation, but also more popular in terms of the number of mutual fund complexes choosing to adopt the structure, the number of unsettled issues referred to above has substantially diminished to the point that there is general acceptance of the structure. In addition, many of the fund complexes adopting the structure are doing so with common boards of trustees or directors at the master fund and the feeder fund levels. Accordingly, the Trustees of the Complex believe unanimously that each trust in the Complex


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should have the same persons serving as trustees (the "Common Board"). The shareholders of the funds comprising the Flex-funds are also being asked to approve the Common Board proposal. The details are more fully described below in Proposals 1 and 3(A).

PROPOSAL 1:  ELECTION OF FUND TRUSTEES

         Proxies returned to the Trust will, unless authority to vote for the election of one or more nominees is specifically withheld, be used to vote FOR the election of the eleven nominees indicated below as Fund Trustees. Each Fund Trustee so elected will hold office for a term of unlimited duration until his successor is elected and qualified, as provided in the Trust's Declaration of Trust. Please note that Messrs. Meeder, Sr., Emery, Farr, Blackwell, Gurner and Miller currently serve as Fund Trustees and that all nominees have consented to serve if elected at the Meeting. Pursuant to the Trust's Declaration of Trust, the Fund Trustees have the power to establish and alter the number and the terms of office of Fund Trustees (subject to certain removal procedures, including shareholder vote), to appoint successor Fund Trustees and to fill vacancies, including vacancies existing by reason of an increase in the number of Fund Trustees, provided that always at least a requisite majority of Fund Trustees has been elected by the shareholders. Generally, there will not be meetings of shareholders for the purpose of electing Fund Trustees.

         The following table sets forth certain information about the Fund Trustee nominees:


                                            TRUSTEE           BUSINESS EXPERIENCE
NAME                                AGE     SINCE             DURING PAST FIVE YEARS


Robert S. Meeder, Sr.*              67      1992              Chairman of R. Meeder & Associates
                                                              (an investment advisory firm whose
                                                              clients include the Portfolios);
                                                              President of the Trust; President
                                                              and a Trustee of the Portfolios
                                                              and Flex-funds
Milton S. Bartholomew               67        **              Retired; formerly a practicing
                                                              attorney in Columbus,  Ohio;
                                                              Portfolio Trustee and member of
                                                              each Portfolio's Audit Committee
Roger D. Blackwell                  56      1994              Professor of Marketing and Con-
                                                              sumer Behavior, The Ohio State
                                                              University; President of Blackwell
                                                              Associates, Inc., a strategic con-
                                                              sulting firm; Flex-funds Trustee



                                            TRUSTEE           BUSINESS EXPERIENCE
NAME                                AGE     SINCE             DURING PAST FIVE YEARS


John M. Emery                       76       1992             Retired; formerly Vice President &
                                                              Treasurer of Columbus & Southern
                                                              Ohio  Electric  Co.;  Flex-funds
                                                              Trustee;  member of the Audit
                                                              Committees of the Trust and
                                                              Flex-funds
Richard A. Farr                     78       1992             President of R&R Supply Co. and
                                                              Farrair Concepts, Inc.,
                                                              two companies involved in engineer-
                                                              ing, consulting and sales of heating
                                                              and air conditioning equipment;
                                                              Flex-funds Trustee
William L. Gurner*                  50       1994             President, Sector Capital Manage-
                                                              ment, an investment adviser (since
                                                              January 1995); Manager of Trust
                                                              Investments, Federal Express
                                                              Corporation (1987-1994)
Russel G. Means                     70        **              Chairman of Employee Benefit
                                                              Management Corporation,
                                                              consultants and administrators
                                                              of self- funded health and
                                                              retirement plans; Portfolio
                                                              Trustee
Robert S. Meeder, Jr.*              35        **              President of R. Meeder & Associates;
                                                              Vice  President  and  Trustee  of
                                                              Flex-funds;   Vice President of
                                                              the Trust and each Portfolio
Lowell G. Miller*                   48       1994             President, Miller/Howard Invest-
                                                              ments, Inc., an investment adviser
                                                              whose clients include the Utilities
                                                              Stock Portfolio and the Growth Stock
                                                              Portfolio; and Vice President of the Trust
Walter L. Ogle                      58        **              Executive Vice President of AON
                                                              Consulting, an employee benefits
                                                              consulting group; Portfolio Trustee
Philip A. Voelker*                  42        **              Senior Vice President of R. Meeder
                                                              & Associates; Portfolio Trustee;
                                                              Vice  President  of the  Trust,
                                                              Flex-funds  and each Portfolio

*  Interested person
** Not currently a Trustee of the Trust

         Mr. Emery comprises the Audit Committee of each of the Trust and Flex-funds. Mr. Bartholomew comprises the Audit committee of each Portfolio. Each Audit Committee, among other things, (1) serves as the


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liaison between its trust's  management and the trust's  independent  public accountants as their duties relate to assuring the integrity of each trust's financial reporting and the safeguarding of its assets; (2) seeks to assure the independence of the auditors, the integrity of management and the adequacy of financial disclosure to investors; and (3) reviews the scope of the audit, the financial results of the trust for the year and the auditors' evaluation of the overall adequacy of internal controls, thereby assisting the Trustees in fulfilling their fiduciary responsibilities as to accounting policies and reporting practices. Messrs. Emery and Bartholomew each receive $500 for each Audit Committee meeting attended regardless of the number of Audit Committees on which they serve. Two Audit Committee meetings were held in the last fiscal year. Messrs. Emery and Bartholomew attended each meeting.

         Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio according to the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million.

         During the year ended December 31, 1996, the Trustees of the Trust and the Portfolios held four regular meetings and one special meeting with each Trustee attending at least 75% of the aggregate of the number of meetings of the respective Board of Trustees and any committee on which he served, except for Mr. Blackwell, who was unable to attend one regular and one special meeting.

                    BOARD RECOMMENDATION AND REQUIRED VOTE

  THE FUND TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE TO ELECT EACH NOMINEE AS A FUND TRUSTEE. The Fund Trustee nominees receiving the affirmative vote of a majority of the shares cast for the election of Fund Trustees at the meeting will be elected, provided a quorum is present. Shares of all Funds vote together as a single class for the Fund Trustees.

PROPOSAL 2:  RATIFICATION OF AUDITORS

         A majority of the Fund Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act"), have selected KPMG Peat Marwick, LLP ("Peat Marwick"), Two Nationwide Plaza, Columbus, Ohio 43215, as independent certified public accountants to sign or certify any financial statements which may be filed by the Trust with the Securities and Exchange Commission in respect of all or any part of the Trust's current fiscal year, such employment being expressly conditioned upon the right of the Trust, by vote of a majority of the outstanding "voting securities" of the Trust at any meeting called for the purpose, to terminate such employment forthwith without any penalty. Such selection will be submitted for ratification or rejection by the shareholders of the Trust at the Meeting. Peat Marwick currently serves as the independent certified public accountants of the Trust, as well as of Flex-funds and each Portfolio. No member of Peat Marwick has any direct or material indirect interest in the Trust, Flex-funds or any Portfolio.

         The Trust's independent certified public accountants provide customary professional services in connection with the audit function for a management investment company such as the Trust and its Funds, and their fees for such services include fees for work leading to the expression of opinions on the financial statements included in annual reports to the shareholders of the Trust, opinions on the financial statements and other data included in the Trust's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to the Trust's registration statement, and preparation of the Trust's federal and state income tax returns.

         Representatives of Peat Marwick are not expected to be present at the Meeting but will have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. If the Trust receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the accountants, the trust will arrange to have a representative of Peat Marwick present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

         Proxies not limited to the contrary will be voted in favor of ratifying the selection of Peat Marwick as the independent certified public accountants for the Trust.

                    BOARD RECOMMENDATION AND REQUIRED VOTE

  THE FUND TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE TO RATIFY THE SELECTION OF PEAT MARWICK AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE TRUST AT THE MEETING. Such ratification requires the affirmative vote of a majority of the shares cast with respect to Proposal 2 at the meeting, provided a quorum is present. Shares of all Funds vote together as a single class for Proposal 2.

PROPOSAL 3:  AUTHORIZATION TO VOTE AT MEETING OF PORTFOLIO INVESTORS

         Shareholders of the Trust are being asked to vote on certain matters with respect to the Portfolios because each Portfolio will call a meeting of its investors (including a corresponding Fund) to vote on such matters. These Portfolio meetings are planned to take place as promptly as practicable after the holding of the Meeting to which this proxy statement relates and a similar meeting of Flex-funds shareholders. Specifically, each Portfolio will ask its investors to vote to (A) elect Trustees of the Portfolio and (B) ratify the selection of Peat Marwick as the independent certified public accountants of the Portfolio.

PROPOSAL 3(A): AUTHORIZATION TO ELECT PORTFOLIO TRUSTEES

         Proxies returned to the Trust will, unless authority to vote for the election of one or more nominees is specifically withheld, be used for the purpose of authorizing the Trust to vote FOR the election as Portfolio Trustees of the same eleven persons who are nominees for election as Fund Trustees and who are listed and identified under Proposal 1 above. Each Portfolio Trustee so elected will continue to hold office for a term of unlimited duration until his successor is elected and qualified, as provided in each Portfolio's Declaration of Trust. Please note that Messrs. Meeder, Sr., Bartholomew, Means, Ogle and Voelker currently serve as Portfolio Trustees and that all nominees have consented to serve if elected. Pursuant to each Portfolio's Declaration of Trust, the Portfolio Trustees have the power to establish and alter the number and the terms of office of Portfolio Trustees (subject to certain removal procedures, including shareholder vote), to appoint successor Portfolio Trustees and to fill vacancies, including vacancies existing by reason of an increase in the number of Portfolio Trustees, provided that always at least a requisite majority of Portfolio Trustees has been elected by the investors in each Portfolio. Generally, there will not be meetings of investors for the purpose of electing Portfolio Trustees.

         See Proposal 1 above for a discussion of the Audit Committee of each Portfolio and the compensation received by Portfolio Trustees.

                    BOARD RECOMMENDATION AND REQUIRED VOTE

   THE FUND TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO AUTHORIZE THE TRUST TO ELECT EACH NOMINEE AS A PORTFOLIO TRUSTEE AT EACH MEETING OF THE INVESTORS IN SUCH PORTFOLIO. The nominees for a Portfolio Board receiving the affirmative vote of a majority of the beneficial interests cast for the election of the Portfolio's Trustees will be elected provided a quorum is present. The Trust, on behalf of the Funds, will cast its votes at a meeting of the holders of the beneficial interests in each Fund's corresponding Portfolio on Proposal 3(A) in the same proportions as the votes cast by each Fund's shareholders.

PROPOSAL 3(B): RATIFICATION OF AUDITORS

         A majority of the Portfolio Trustees who are not "interested persons" of any Portfolio, as defined in the 1940 Act, have selected Peat Marwick as independent certified public accountants for each Portfolio. See Proposal 2 above for a discussion and description of the services provided by such auditors, the purpose of submitting such selection to investors in the Portfolio for their ratification, the independence of the auditors and related matters.

         Proxies not limited to the contrary will be voted in favor of authorizing the Trust to ratify the selection of Peat Marwick as the independent certified public accountants for each Portfolio.

                    BOARD RECOMMENDATION AND REQUIRED VOTE

   THE FUND TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO AUTHORIZE THE TRUST TO RATIFY THE SELECTION OF PEAT MARWICK AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF EACH PORTFOLIO AT ITS MEETING OF INVESTORS IN SUCH PORTFOLIO. With respect to each Portfolio, such ratification requires the affirmative vote of a majority of the beneficial interests of the Portfolio cast with respect to Proposal 3(B) at the Portfolio's meeting, provided a quorum is present. The Trust, on behalf of the Funds, will cast its votes at a meeting of the holders of the beneficial interests in each Fund's corresponding Portfolio on Proposal 3(B) in the same proportions as the votes cast by each Fund's shareholders.

PROPOSAL 4: TO PERMIT THE INSTITUTIONAL FUND AND MONEY MARKET PORTFOLIO TO INVEST IN OTHER MONEY MARKET FUNDS

         The Boards of Trustees of the Trust and the Money Market Portfolio propose the elimination of a fundamental investment policy (the "Policy") that prohibits the Trust's Institutional Fund and its corresponding Portfolio, the Money Market Portfolio ("MMP") from purchasing "the securities of another investment company except where such purchase is part of a plan of merger or consolidation" (and except for the permitted investment by the Institutional Fund in the MMP).

         Section 12 of the 1940 Act generally prohibits an investment company such as the Institutional Fund or MMP from (i) owning more than 3% of the total outstanding voting stock of any other investment company, (ii) investing more than 5% of its total assets in the securities of any one other investment company, and (iii) investing more than 10% of its total assets (in the aggregate) in the securities of other investment companies. Elimination of the Policy would make the investment restrictions applicable to the Institutional Fund and MMP co-extensive with the provisions of the 1940 Act.

         Rule 2a-7 under the 1940 Act prohibits investment companies from holding themselves out as money market funds unless they meet, among other things, specific portfolio composition requirements, including the types of securities they may purchase, their quality, their liquidity and their diversification. Together, Section 12 of and Rule 2a-7 under the 1940 Act limit the Institutional Fund and MMP to investment in money market instruments meeting the requirements of Rule 2a-7 and prohibit their purchase of shares of non-money market funds.

         The reasons for the proposed change are: Management's objectives for the Institutional Fund and MMP include earning the highest possible yield consistent with the quality, liquidity and diversification requirements applicable to money market funds as referred to above. Management believes that it would be in the best interests of shareholders to permit assets at times to be invested in other money market funds. The nature of a money market fund is such that a certain portion of its assets must be maintained in very liquid form, typically through entering into overnight repurchase agreements. At times, higher yields may be available through the purchase of shares of other money market funds, but this is currently prohibited by the investment policy proposed for elimination. In addition, there are also times, e.g., during rapidly rising interest rate environments, when management wishes to maintain a relatively short average maturity structure for the investment portfolio of MMP. The ability to invest in other money market funds would permit MMP to receive higher yields (from money market funds with longer average maturity structures) while retaining the daily liquidity necessary to obtain new higher rates that may become available in individual money market securities.

                    BOARD RECOMMENDATION AND REQUIRED VOTE

         THE FUND TRUSTEES AND THE PORTFOLIO TRUSTEES RECOMMEND APPROVAL OF THE PROPOSED ELIMINATION OF THE POLICY. Such approval requires the affirmative vote of a "majority of the outstanding voting securities" of each of the Institutional Fund and MMP, which term as used in this proxy statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of each fund, or (b) 67% of the voting securities of a fund present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the meeting.

PROPOSAL 5: TO APPROVE A NEW COMPENSATION SCHEDULE FOR THE SUBADVISER TO THE UTILITIES STOCK PORTFOLIO

         The BTB Fund and its corresponding Portfolio, the Utilities Stock Portfolio ("USP") were organized in 1994 with R. Meeder & Associates, Inc. (the "Adviser") serving as investment adviser and Miller/Howard Investments, Inc. (the "Subadviser") serving as subadviser to USP. The Subadviser serves pursuant to an Investment Subadvisory Agreement dated August 4, 1994 (the "Subadvisory Agreement") under which the Adviser, not USP, pays the Subadviser a fee in an amount equal to 90% of the investment advisory fees received by the Adviser under its investment advisory contract with USP, provided that if a shareholder purchasing shares in the Fund was solicited by the Adviser, the Subadviser's compensation is in an amount equal to 60% of the investment advisory fees received by the Adviser with respect to such shareholder. The Adviser is responsible for all investment advisory and related services in accordance with its investment advisory contract with USP and for supervising the Subadviser's performance of subadvisory services. The Subadvisory

Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of USP. In connection therewith, the Subadviser is obligated to keep certain books and records of USP.

         The Subadvisory Agreement also provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for USP, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by the Adviser without penalty to the Fund or USP by the Adviser, the Trustees of USP or by the vote of a majority of the outstanding voting securities of USP upon not less than 30 days' written notice. The Subadvisory Agreement will continue in effect for a period of more than two years from its date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

         The Trustees of USP, with the consent of the Fund Trustees, have approved a proposal by the Adviser and the Subadviser that the subadvisory fee arrangement be modified to consist of a more conventional fee schedule based on the assets of USP rather than the fee paid by USP to the Adviser. Accordingly, the Trustees recommend that Article III, Compensation, of the Subadvisory Agreement dated August 4, 1994 (the "Subadvisory Agreement") between the Adviser and the Subadviser be amended in its entirety to read as follows:

                  For the services to be rendered by the Subadviser hereunder, the Adviser shall pay to the Subadviser a fee, based on the value of the average daily net assets of the Portfolio determined in accordance with the Portfolio's Declaration of Trust, payable in monthly installments, and computed as follows:

                AVERAGE DAILY NET ASSETS              FEE
                  First $10 million                  0.00%
                  Next $50 million                   0.40%
                  Next $40 million                   0.30%
                  Over $100 million                  0.25%

         It is important to note that the proposed change would have NO EFFECT on the investment advisory fee paid to the Adviser by USP (and indirectly by the BTB Fund). The advisory fee paid by USP to the Adviser will remain unchanged. Only the portion of such fee passed along by the Adviser to the Subadviser would change as described above. During the fiscal year ended December 31, 1996, USP paid the Adviser an advisory fee of $65,190, of which $51,518 was allocated by the Adviser to the Subadviser. All of such fees paid to the Adviser and such amount allocated to the Subadviser were used to reimburse Fund operating expenses of the USP's feeder funds, the BTB Fund and the Flex funds' Total Return Utilities Fund. Had the proposed fee schedule been in effect during such period, the fee to the Adviser would have been the same and the fee to the Subadviser would have been zero. The Subadvisory Agreement was approved by the initial investors in USP on March 1, 1995. The revised fee schedule is the only change proposed to be made to the Subadvisory Agreement.

          The Subadviser is a registered investment adviser which has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1996, the Subadviser held discretionary investment authority over approximately $183 million of assets. Lowell G. Miller and Helen Hamada who are, respectively, the Subadviser's President, Secretary and a director and its Treasurer and a director, each own more than 10% of the outstanding voting securities of the Subadviser. Mr. Miller controls the Subadviser through his stock ownership. Miller/Howard is also the sub-subadviser to a portion of the assets of the Growth Stock Portfolio, another member of the Complex. Mr. Miller is the portfolio manager primarily responsible for the day-to-day management of such assets and the assets of USP. Mr. Miller has been associated with the Subadviser since 1984. He is also a Trustee and vice president of the Trust and a nominee to serve as a Flex-funds Trustee and a Portfolio Trustee. The Subadviser's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

                    BOARD RECOMMENDATION AND REQUIRED VOTE

         THE FUND TRUSTEES AND THE PORTFOLIO TRUSTEES RECOMMEND APPROVAL OF THE PROPOSED COMPENSATION SCHEDULE FOR THE SUBADVISER TO THE UTILITIES STOCK PORTFOLIO. Such approval requires the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act and described in Proposal 4 of this proxy statement.

                            ADDITIONAL INFORMATION

                             PRINCIPAL UNDERWRITER

         Adviser Dealer Services, Inc., 6000 Memorial Drive, Dublin, Ohio 43017 is the principal underwriter for two of the three series of the Trust, the BTB Fund and the TAA Fund.

                               BENEFICIAL OWNERS

     [INFORMATION RE MORE THAN 5% SHAREHOLDERS AS OF RECORD DATE TO COME]

                                 OTHER MATTERS

         Neither the Trust nor any Fund holds annual shareholder meetings. Shareholders of the Trust wishing to submit proposals for consideration in a proxy statement for the next shareholders' meeting should send their written proposals to the Trust at Post Office Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017, c/o Donald F. Meeder, Secretary/Treasurer.

         The Trust's Annual Report has previously been delivered to shareholders. A shareholder may obtain a copy of the Trust's most recent annual and semi-annual reports upon written or oral request, without charge, by contacting the Trust at the address shown in the preceding paragraph, or by calling 800-494-3539.

         The expense of the preparation, printing and mailing of the enclosed proxy card(s), the notice of meeting and this proxy statement will be borne by the Trust.

         To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, or interview by officers or employees of the Trust, the Adviser or the Trust's transfer agent, the cost of which, it is anticipated, would be nominal. No business other than the matters described above is expected to come before the Meeting, but should any matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card(s) will vote thereon according to their best judgment in the interests of the Trust and its Funds. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals which are the subject of the Meeting, the percentage of votes actually cast, the percentage of actual negative votes, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for such solicitation.

             SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN
          THE ENCLOSED PROXY CARD(S) AND RETURN SAME IN THE ENCLOSED
        ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES

                   IT IS IMPORTANT THAT PROXIES BE RETURNED

Dated:  February 28, 1997

                             [INSTITUTIONAL FUND]

                     THE FLEX-PARTNERS INSTITUTIONAL FUND

PROXY SOLICITED BY THE BOARD OF TRUSTEES OF THE FLEX-PARTNERS (THE "TRUST") FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE INSTITUTIONAL FUND (THE "FUND") OF THE TRUST.

         The undersigned hereby appoints Robert S. Meeder, Sr., Donald F. Meeder and Wesley F. Hoag, and each of them, proxies with full powers of substitution, to vote as follows for the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 6000 Memorial Drive, Dublin, Ohio 43017, on April 18, 1997 at 9:00 a.m., Notice of which meeting and the accompanying Proxy Statement have been received by the undersigned, or at any adjournment or postponement thereof, upon the Proposals described in said Notice and Proxy Statement:

(1)  TO ELECT ELEVEN FUND TRUSTEES
  FOR all nominees                                  WITHHOLD AUTHORITY
  (except as marked to the contrary below)__        to vote for all nominees __
  Robert S. Meeder, Sr., Milton S. Bartholomew, Roger D. Blackwell,
  John M. Emery, Richard A. Farr, William L. Gurner, Russel G. Means,
  Robert S. Meeder, Jr., Lowell G. Miller, Walter L. Ogle, Philip A. Voelker (INSTRUCTION: To withhold authority for any individual nominee write his name in the space provided below.)

  --------------------------------------------------------------
(2)  TO RATIFY SELECTION OF PEAT MARWICK AS ACCOUNTANTS
     OF THE TRUST
              FOR __          AGAINST __             ABSTAIN __
(3)  TO AUTHORIZE THE TRUST TO VOTE AT A MEETING OF HOLDERS OF
     INTERESTS IN THE FUND'S PORTFOLIO TO:
     (A)   ELECT ELEVEN PORTFOLIO TRUSTEES
   FOR all nominees                                 WITHHOLD AUTHORITY
   (except as marked to the contrary below) __     to vote for all nominees __
   (INSTRUCTION: The nominees are the same persons named above in Proposal (1). To withhold authority for any individual nominee write his name in the space provided below.)

   ---------------------------------------------------------------
     (B)   RATIFY SELECTION OF PEAT MARWICK AS ACCOUNTANTS
           OF THE FUND'S PORTFOLIO
              FOR ___         AGAINST __             ABSTAIN __
(4)  TO PERMIT THE FUND AND ITS PORTFOLIO TO INVEST IN OTHER
      MONEY MARKET FUNDS

              FOR __          AGAINST __             ABSTAIN __

                                  [BTB FUND]

                          THE FLEX-PARTNERS BTB FUND

PROXY SOLICITED BY THE BOARD OF TRUSTEES OF THE FLEX-PARTNERS (THE "TRUST") FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE BTB FUND (THE "FUND") OF THE TRUST.

         The undersigned hereby appoints Robert S. Meeder, Sr., Donald F. Meeder and Wesley F. Hoag, and each of them, proxies with full powers of substitution, to vote as follows for the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 6000 Memorial Drive, Dublin, Ohio 43017, on April 18, 1997 at 9:00 a.m., Notice of which meeting and the accompanying Proxy Statement have been received by the undersigned, or at any adjournment or postponement thereof, upon the following Proposals relating to the Fund as described in said Notice and Proxy
Statement:

(1)  TO ELECT ELEVEN FUND TRUSTEES

  FOR all nominees                                  WITHHOLD AUTHORITY
  (except as marked to the contrary below)__        to vote for all nominees __
  Robert S. Meeder, Sr., Milton S. Bartholomew, Roger D. Blackwell,
  John M. Emery, Richard A. Farr, William L. Gurner, Russel G. Means,
  Robert S. Meeder, Jr., Lowell G. Miller, Walter L. Ogle, Philip A. Voelker (INSTRUCTION: To withhold authority for any individual nominee, write his name in the space provided below.)

  --------------------------------------------------------------
(2)  TO RATIFY SELECTION OF PEAT MARWICK AS ACCOUNTANTS
      OF THE TRUST
           FOR __           AGAINST __              ABSTAIN __
(3)  TO AUTHORIZE THE TRUST TO VOTE AT A MEETING OF HOLDERS OF
     INTERESTS IN THE FUND'S PORTFOLIO TO:
     (A)   ELECT ELEVEN PORTFOLIO TRUSTEES

  FOR all nominees                                  WITHHOLD AUTHORITY
  (except as marked to the contrary below) __       to vote for all nominees __
  (INSTRUCTION: The nominees are the same persons named above in Proposal (1). To withhold authority for any individual nominee, write his name in the space provided below.)

  ---------------------------------------------------------------
     (B)   RATIFY SELECTION OF PEAT MARWICK AS ACCOUNTANTS
           OF THE FUND'S PORTFOLIO

          FOR ___          AGAINST __             ABSTAIN __
(4)  NOT APPLICABLE TO THE FUND
(5) TO APPROVE A NEW COMPENSATION SCHEDULE FOR THE SUBADVISER
    TO THE FUND'S PORTFOLIO

          FOR __           AGAINST __             ABSTAIN __

                                  [TAA FUND]

PROXY SOLICITED BY THE BOARD OF TRUSTEES OF THE FLEX-PARTNERS (THE "TRUST") FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE TAA FUND (THE "FUND").

         The undersigned hereby appoints Robert S. Meeder, Sr., Donald F. Meeder and Wesley F. Hoag, and each of them, proxies with full powers of substitution, to vote as follows for the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 6000 Memorial Drive, Dublin, Ohio 43017, on April 18, 1997 at 9:00 a.m., Notice of which meeting and the accompanying Proxy Statement have been received by the undersigned, or at any adjournment or postponement thereof, upon the following Proposals relating to the Fund as described in said Notice and Proxy
Statement:

(1)  TO ELECT ELEVEN FUND TRUSTEES

  FOR all nominees                                  WITHHOLD AUTHORITY
  (except as marked to the contrary below)__        to vote for all nominees __
  Robert S. Meeder, Sr., Milton S. Bartholomew, Roger D. Blackwell,
  John M. Emery, Richard A. Farr, William L. Gurner, Russel G. Means,
  Robert S. Meeder, Jr., Lowell G. Miller, Walter L. Ogle, Philip A. Voelker (INSTRUCTION: To withhold authority for any individual nominee write his name in the space provided below.)

  --------------------------------------------------------------
(2)  TO RATIFY SELECTION OF PEAT MARWICK AS ACCOUNTANTS
     OF THE TRUST

          FOR __           AGAINST __              ABSTAIN __
(3)  TO AUTHORIZE THE TRUST TO VOTE AT A MEETING OF HOLDERS OF
     INTERESTS IN THE FUND'S PORTFOLIO TO:
     (A) ELECT ELEVEN PORTFOLIO TRUSTEES

   FOR all nominees                                 WITHHOLD AUTHORITY
   (except as marked to the contrary below) __       to vote for all nominees __
   (INSTRUCTION: The nominees are the same persons named above in Proposal (1). To withhold authority for any individual nominee write his name in the space provided below.)

   ---------------------------------------------------------------
     (B)  RATIFY SELECTION OF PEAT MARWICK AS ACCOUNTANTS
          OF THE FUND'S PORTFOLIO

         FOR ___         AGAINST __                ABSTAIN __
(4) AND (5) NOT APPLICABLE TO THE FUND